Page 1 of 5

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
T. Rowe Price Tax-Exempt Money Fund, Inc.

     We consent to the incorporation by reference in Post-Effective Amendment No. 33 to the Registration Statement of the T. Rowe Price Tax-Exempt Money Fund, Inc. (the "Fund") on Form N-1A (File Number 002-67029) of our report dated March 18, 1998, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1998, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

     /s/Coopers & Lybrand L.L.P.
     COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
June 17, 1998


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PAGE 35
Page 2 of 5

     CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

     We consent to the incorporation by reference in Post-Effective Amendment No. 26 to the Registration Statement of the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the "Fund") on Form N-1A (File Number 002-87059) of our report dated March 18, 1998, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1998, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

                          /s/Coopers & Lybrand L.L.P.
                          COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 17, 1998


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PAGE 36
Page 3 of 5

To the Board of Directors of
T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

     We consent to the incorporation by reference in Post-Effective Amendment No. 8 to the Registration Statement of T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc. (the "Fund") on Form N-1A (File Number 033-49117) of our report dated March 18, 1998, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1998, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

                          /s/Coopers & Lybrand L.L.P.
                          COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 17, 1998


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PAGE 37
Page 4 of 5

To the Board of Directors of
T. Rowe Price Tax-Free Income Fund, Inc.

     We consent to the incorporation by reference in Post-Effective Amendment No. 44 to the Registration Statement of T. Rowe Price Tax-Free Income Fund, Inc. (the "Fund") on Form N-1A (File Number 002-57265) of our report dated March 18, 1998, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1998, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

                     /s/Coopers & Lybrand L.L.P.
                     COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 17, 1998


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PAGE 38
Page 5 of 5

To the Board of Directors of
T. Rowe Price Tax-Free High Yield Fund, Inc.

     We consent to the incorporation by reference in Post-Effective Amendment No. 20 to the Registration Statement of T. Rowe Price Tax-Free High Yield Fund, Inc. (the "Fund") on Form N-1A (File Number 002-94641) of our report dated March 18, 1998, on our audit of the financial statements and financial highlights of the Fund, which report is included in the Annual Report to Shareholders for the year ended February 28, 1998, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the captions "Financial Highlights" in the Prospectus and "Independent Accountants" in the Statement of Additional Information.

                     /s/Coopers & Lybrand L.L.P.
                     COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
June 17, 1998



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PAGE 39